UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices) (Zip Code)

(215) 826-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 4, 2006, StoneMor Partners L.P. filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of: (i)18 cemeteries, 14 funeral homes and 3 crematories from SCI Funeral Services, Inc., an Iowa corporation and a subsidiary of Service Corporation International, joined by certain of its direct and indirect subsidiary entities; (ii) 1 cemetery from Hawes, Inc., a Michigan corporation and a subsidiary of Service Corporation International, and (iii) 2 cemeteries from Hillcrest Memorial Company, a Delaware corporation. This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

The Predecessor Companies of Service Corporation International, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International A.K.A. Dignity II, Combined Financial Statements for the Years Ended December 31, 2005, 2004 and 2003 and Report of Independent Registered Public Accounting Firm attached hereto as Exhibit 99.1 and incorporated herein by reference:

Report of Independent Registered Public Accounting Firm

Combined Balance Sheets as of December 31, 2005 and 2004

Combined Statements of Operations for the Years Ended December 31, 2005, 2004 and 2003

Combined Statements of Changes in Stockholder’s Equity for the Years Ended December 31, 2005, 2004 and 2003

Combined Statements of Cash Flows for the Years Ended December 31, 2005, 2004 and 2003

Notes to Combined Financial Statements

The Predecessor Companies of Service Corporation International, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International A.K.A. Dignity II, Combined Financial Statements as of June 30, 2006 and 2005 and for the six months ended June 30, 2006 and 2005 and the Interim Review Report of Independent Registered Public Accounting Firm copy attached hereto as Exhibit 99.2 and incorporated herein by reference:

Report of Independent Registered Public Accounting Firm

Combined Balance Sheets as of June 30, 2006 and 2005

Combined Statements of Operations for the Six Months Ended June 30, 2006 and 2005

Combined Statements of Changes in Stockholder’s Equity for the Six Months Ended June 30, 2006 and 2005

Combined Statements of Cash Flows for the Six Months Ended June 30, 2006 and 2005

Notes to Combined Financial Statements

(b)	Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.3 and incorporated herein by reference:

Basis of Presentation

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2006

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2005

Unaudited Pro Forma Condensed Combined Statement of Operations for the Period Ended June 30, 2006

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits.

Exhibit No.	Description
99.1	The Predecessor Companies of Service Corporation International, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International A.K.A. Dignity II, Combined Financial Statements for the Years Ended December 31, 2005, 2004 and 2003 and Report of Independent Registered Public Accounting Firm.

99.2	The Predecessor Companies of Service Corporation International, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International A.K.A. Dignity II, Combined Financial Statements as of June 30, 2006 and 2005 and for the six months ended June 30, 2006 and 2005 and the Interim Review Report of Independent Registered Public Accounting Firm.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2006	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC, its general partner

		By:	/s/ William R. Shane
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	The Predecessor Companies of Service Corporation International, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International A.K.A. Dignity II, Combined Financial Statements for the Years Ended December 31, 2005, 2004 and 2003 and Report of Independent Registered Public Accounting Firm.

99.2	The Predecessor Companies of Service Corporation International, Formerly Known as Certain Wholly-Owned Subsidiaries of Service Corporation International A.K.A. Dignity II, Combined Financial Statements as of June 30, 2006 and 2005 and for the six months ended June 30, 2006 and 2005 and the Interim Review Report of Independent Registered Public Accounting Firm.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

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